Exhibit 99.3

Consent of Independent Registered Public Accounting Firm

We have issued our report dated September 9, 2005, accompanying the combined financial statements of pHarlo Citrus Technologies, Inc., Indian River Labs, LLC, pHarlo Citrus Properties Partnership, LLLP, Coast to Coast Laboratories, LLC, pHarlo USA, Inc., and pHarlo of Brevard, Inc. (collectively, “the Company” or “the pHarlo Group”) as of December 31, 2004 and for the years ended December 31, 2004 and 2003 appearing in Amendment No. 1 to the Current Report on Form 8-K/A dated September 30, 2005 of Tasker Capital Corp. We hereby consent to the incorporation by reference of said report in Registration Statement Number 333-121054 on Form S-8.

/s/    ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey

September 30, 2005